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                                                                   EXHIBIT 99.10







                             THE CLIFFS OF ELDORADO

                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                       NINE MONTHS ENDED DECEMBER 31, 1997



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                          Independent Auditors' Report



To the Board of Trustees
Transcontinental Realty Investors, Inc.

We have audited the accompanying statement of revenues and direct operating expenses of The Cliffs of Eldorado from inception, April 1, 1997, (date of commencement of marketing and rent-up activities, etc.) through December 31, 1997. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Transcontinental Realty Investors, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of The Cliffs of Eldorado for the initial period ended December 31, 1997, in conformity with generally accepted accounting principles.




FARMER, FUQUA, HUNT & MUNSELLE, P.C.

Dallas, Texas
October 30, 1998


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                             THE CLIFFS OF ELDORADO
                              STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                       Nine months ended December 31, 1997


REVENUES
     Net rental revenues                              $572,693
     Other revenues                                     10,177
                                                      --------
     Total revenues                                    582,870

DIRECT OPERATING EXPENSES
     Repairs and maintenance                           162,483
     Salaries and benefits                             131,774
     Utilities                                          71,995
     Property taxes                                     39,026
     Insurance                                           7,813
                                                      --------
     Total direct operating expenses                   413,091
                                                      --------
REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES       $169,779
                                                      ========






         The accompanying notes are an integral part of this statement.




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                             THE CLIFFS OF ELDORADO
                         NOTES TO STATEMENT OF REVENUES
                          AND DIRECT OPERATING EXPENSES
                                December 31, 1997


NOTE 1:       ORGANIZATION AND BASIS OF PRESENTATION

              The Cliffs of Eldorado is a 208-unit apartment complex located in McKinney, Texas. During 1997, the property was owned by 96 Eldorado I, Ltd. The property began marketing and rent-up activities on April 1, 1997 and the accompanying financial statement presents activity for the nine months beginning then and ending December 31, 1997. The property is operated under the provisions of Section 221(d)(4) of the National Housing Act, with mortgage insurance provided by the Federal Housing Administration
              (FHA) of the Department of Housing and Urban Development.

              The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense, or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:       ACCOUNTING ESTIMATES

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:       OTHER REVENUES

              Other revenues consists of the following:


                NSF Fees                        $ 5,093
                Other Income                      5,084
                                                -------
                                                $10,177
                                                =======

NOTE 4:       SUBSEQUENT EVENT

              The property was sold to Transcontinental Realty Investors, Inc., a Nevada corporation, on October 20, 1998.

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